UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2026
Commission File Number: 1-35335

Groupon, Inc.
(Exact name of registrant as specified in its charter)

Delaware	27-0903295
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

35 West Wacker Drive	60601
25th Floor	(Zip Code)
Chicago
Illinois	(773)	945-6801
(Address of principal executive offices)	(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
    240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
    240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	GRPN	NASDAQ Global Select Market

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 406 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter)
Emerging growth company     ☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.
On May 21, 2026, the Board of Directors of Groupon, Inc. (the “Company”), a Delaware Company, approved a restructuring plan relating to the Company’s previously announced strategy to rebuild the Company as an AI-native company and better deliver on our mission, serving both customers and merchants. The initial phase of these restructuring actions is expected to include an overall reduction of up to 400 positions globally, including employees and contractors, with a majority of these reductions expected to occur by the end of the third quarter 2026. The timing and implementation of the contemplated measures, including any workforce reductions, remain subject to applicable local legal requirements, including mandatory consultation processes in certain jurisdictions, the outcome of which is not pre-determined, which may extend this process beyond the end of the third quarter 2026. The Company estimates it will incur pre-tax charges of $7 to $13 million in connection with its restructuring actions. The majority of the pre-tax charges are expected to be paid in cash and relate to employee severance and compensation benefits, with an immaterial amount of charges related to other exit costs. The payroll actions are estimated to result in $20 to $25 million in annualized cost savings. The Company expects to realize $10 to $12 million of gross savings in 2026 and intends to reinvest up to 50% of these savings in 2026 in marketing, AI infrastructure, and talent density. Accordingly, the Company expects the initial phase of the restructuring plan will generate approximately $5 million in net savings in fiscal year 2026. As part of this restructuring plan, the Company is currently evaluating additional material cost-reduction and automation actions related to Project Foundry, which would be subject to Board approval. The Company expects any such actions would be completed by the end of 2027.

Associated with these changes, the Company is increasing its Full Year Adjusted EBITDA Guidance from $70 to $75 million to $75 to $80 million. The estimated charges that the Company expects to incur and savings it expects to achieve in the initial phase of this restructuring plan are subject to a number of assumptions, and actual results may differ materially from these estimates. The Company intends to exclude the restructuring charges from its non-GAAP financial metrics, including Adjusted EBITDA.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2026, Jiri Ponrt, Chief Operating Officer of the Company, notified the Company of his decision to resign from his employment with the Company, effective July 10, 2026. Mr. Ponrt’s resignation is unrelated to any disagreement with the Company. As Mr. Ponrt is resigning voluntarily from the Company, he will receive no benefits under his severance benefit agreement in connection with his resignation.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including statements regarding our future results of operations and financial position, business strategy and plans and our objectives for future operations and future liquidity. The words "may," "will," "should," "could," "expect," "anticipate," "believe," "estimate," "intend," "continue" and other similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. Such risks and uncertainties include, but are not limited to, our ability to execute and achieve the expected benefits of our go-forward strategy, including our broader AI-native transformation; the risk that the anticipated benefits of our AI strategy may not be realized in the time frame we expect or at all and may have adverse effects on our operations, merchants and customers; the risk that our public statements regarding our AI strategy and deployment of AI agents are not adequately substantiated or are later viewed as inconsistent with our actual capabilities or results; execution of our business and marketing strategies; volatility in our operating results; challenges arising from our international operations, including fluctuations in currency exchange rates, tax, legal and regulatory developments in the jurisdictions in which we operate and geopolitical instability; global economic uncertainty, including as a result of inflationary pressures; any impact from U.S. and international financial reform legislation and regulations, and any potential trade protection measures, such as new or incremental tariffs and other trade policies; retaining and adding high quality merchants and third-party business partners; retaining existing customers and adding new customers; competing successfully in our industry; providing a strong mobile experience for our customers; managing refund risks; retaining and attracting members of our executive and management teams and other qualified employees and personnel; customer and merchant fraud; payment-related risks; our reliance on email, Internet search engines and mobile application marketplaces to drive traffic to our marketplace; cybersecurity breaches; maintaining and improving our information technology infrastructure; reliance on cloud-based computing platforms; the risks associated with our use and integration of AI and machine learning technologies; completing and realizing the anticipated benefits from acquisitions, dispositions, joint ventures and strategic investments; lack of control over minority investments; managing inventory and order fulfillment risks; claims related to product and service offerings; protecting our intellectual property; maintaining a strong brand; the impact of future and pending litigation; compliance with domestic and foreign laws and regulations, including the CARD Act, GDPR, CPRA, and other privacy-related laws and regulations of the Internet and e-commerce; classification of our independent contractors, agency workers, or employees; risks relating to information or content published or made available on our websites or service offerings we make available; exposure to greater than anticipated tax liabilities; adoption of tax laws; our ability to use our tax attributes; impacts if we become subject to the Bank Secrecy Act or other anti-money laundering or money transmission laws or regulations; our ability to raise capital if necessary; risks related to our access to capital and outstanding indebtedness, including our 2027 Notes and 2030 Notes; our Common Stock, including volatility in our stock price and financial markets; a potential economic slowdown; and those risks and other factors discussed in Part I, Item 1A. Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2025 and Part II, Item 1A. Risk Factors on our Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, as well as in our other filings with the SEC. Moreover, we operate in a very competitive and rapidly changing environment, including with respect to emerging technologies such as AI, machine learning, and data analytics. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we make. Neither the Company nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. We undertake no obligation to publicly update any forward-looking statements for any reason after the date of this report to conform these statements to actual results or to future events or circumstances. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded as Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROUPON, INC.
Date: May 26, 2026
By: /s/ Rana Kashyap Name: Rana Kashyap Title: Chief Financial Officer